UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On June 16, 2022, Butterfly Network, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders.

(b)	The following actions were taken at such meeting:

1.       The following nominees were re-elected to serve on the Company’s Board of Directors until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathan M. Rothberg, Ph.D.	583,408,505	20,217,283	103,761	37,851,359
Todd M. Fruchterman, M.D., Ph.D.	594,339,165	9,282,333	108,051	37,851,359
Larry Robbins	594,776,751	8,842,236	110,562	37,851,359
Dawn Carfora	594,638,310	8,793,060	298,179	37,851,359
Elazer Edelman, M.D., Ph.D.	594,684,769	8,752,374	292,406	37,851,359
John Hammergren	594,510,684	8,908,562	310,303	37,851,359
Gianluca Pettiti	594,646,853	8,771,798	310,898	37,851,359
S. Louise Phanstiel	594,555,393	8,858,336	315,820	37,851,359
Erica Schwartz, M.D., J.D., M.P.H.	601,401,860	2,028,131	299,558	37,851,359

2.       The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following results:

Votes For	Votes Against	Abstentions
640,493,809	754,746	332,353

3.       On an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
573,285,942	30,100,760	342,847	37,851,359

4.       On an advisory basis, “one year” for the frequency of holding an advisory vote on the compensation of the Company’s named executive officers was approved, based on the following votes:

One (1) Year	Two (2) Years	Three (3) Years	Abstentions	Broker Non-Votes
602,838,687	221,009	296,937	372,916	37,851,359

(d) In accordance with the stockholder voting results, in which “one year” received the highest number of votes cast on the advisory vote regarding the frequency of holding an advisory vote on the compensation of the Company’s named executive officers, and the Board of Directors’ recommendation in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, the Board of Directors has determined that future stockholder advisory votes on executive compensation will occur every year. Accordingly, the next stockholder advisory vote on executive compensation will be held at the Company’s 2023 Annual Meeting of Stockholders. The next required stockholder advisory vote regarding the frequency of holding an advisory vote on executive compensation will be in six years at the Company’s 2028 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
Name:	Todd M. Fruchterman, M.D., Ph.D.
Title:	President and Chief Executive Officer

Date: June 23, 2022